Exhibit 4.1

DELAWARE SEAL 2011 CORPORATE SMART SAND, INC. AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY COUNTERSIGNED AND REGISTERED: VICE PRESIDENT OF ACCOUNTING, CHIEF EXECUTIVE OFFICER CONTROLLER AND SECRETARY transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF SMART SAND, INC. IS THE RECORD HOLDER OF THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 83191H 10 7 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SHARES COMMON STOCK SMART SAND, INC.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: Dated, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Attorney of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares For value received, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Additional abbreviations may also be used though not in the above list. (State) Act under Uniform Gifts to Minors (Cust) (Minor) as tenants in common UNIF GIFT MIN ACT Custodian as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common TEN COM TEN ENT JT TEN The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: